UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2017

Azure Midstream Partners, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36018	46-2627595
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12377 Merit Drive, Suite 300 Dallas, Texas 75251
(address of principal executive offices) (zip code)
(972) 674-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Azure Midstream Partners, LP (the “Partnership”) intends to file a Form 15 today with the U.S. Securities and Exchange Commission (the “SEC”) to terminate the registration of its Common Units representing limited partner interests and to suspend its duty to file reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  After filing the Form 15, the Partnership does not expect to make further filings of reports with the SEC, such as Form 8-K, Form 10-Q and Form 10-K.  However, the Partnership expects to continue communicating with the public, from time to time, through press releases and/or its website (http://www.azuremidstreampartners.com/home2).  In addition, Court filings and other information related to the Chapter 11 Case are available at a website administered by the Partnership’s claims agent at www.kccllc.net/azuremlp.  We urge you to monitor our press releases and these websites for important information.

As previously disclosed, on January 30, 2017, Azure Midstream Partners GP, LLC (the “General Partner”), the general partner of the Partnership, the Partnership and the Partnership’s direct and indirect subsidiaries (collectively with the General Partner and the Partnership, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”).  The Partnership’s Chapter 11 Case is being administered under the caption In re Azure Midstream Partners, LP, et al. (Case No. 17-30461). The Debtors have filed a motion with the Court seeking to administer all of the Debtors’ Chapter 11 Cases jointly under the caption In re Azure Midstream Partners, LP, et al.

As previously disclosed, on March 15, 2017, the Partnership and certain of its direct and indirect subsidiaries (“Sellers”) entered into a purchase and sale agreement (“PSA”) with BTA Gathering LLC (“Buyer”), pursuant to which Buyer agreed to purchase substantially all of Seller’s assets.  On the same date, the Court accepted the fully executed PSA and incorporated it into the Court’s sale order also dated March 15, 2017.

As previously disclosed, on March 20, 2017, the Debtors filed a Joint Plan of Liquidation (as the same may be modified, the “Plan”). A copy of the Plan and a Disclosure Statement describing the Plan, each as filed with the Court, was included as Exhibit 2.1 and 2.2 respectively, to the Form 8-K filed with the SEC by the Partnership on March 21, 2017.

On or before the Effective Date (as defined in the Plan) of the Plan, the General Partner shall form a subsidiary limited liability company to serve as the Azure Custodian (as defined in the Plan). Pursuant to the Plan, if confirmed by the Court, all of the Existing Azure Interests (as defined in the Plan) shall be deemed cancelled and the Azure Plan Interest (as defined in the Plan) shall be issued to the Azure Custodian, which will hold such share for the benefit of the holders of such former Existing Azure Interests consistent with their relative priority and economic entitlements.

THE PARTNERSHIP EXPECTS THAT, IF THE PLAN IS CONFIRMED BY THE COURT, PURSUANT TO THE PLAN, ALL OF THE EXISTING AZURE INTERESTS (WHICH INCLUDE THE COMMON UNITS, ANY SUBORDINATED UNITS, INCENTIVE DISTRIBUTION RIGHT AND ANY OPTIONS, WARRANTS OR RIGHTS TO ACQUIRE ANY SUCH INTERESTS OF THE PARTNERSHIP) WILL BE DEEMED CANCELLED UPON THE EFFECTIVE DATE (AS DEFINED IN THE PLAN) AND THE HOLDERS OF SUCH EXISTING AZURE INTERESTS OF THE PARTNERSHIP WILL NOT RECEIVE ANY CONSIDERATION OR DISTRIBUTIONS. HOWEVER, NO ASSURANCES CAN BE MADE THAT CONSIDERATION WILL NOT BE PAID OR DISTRIBUTIONS NOT BE MADE IF CLAIMS BY OTHER CREDITORS ARE LESS THAN CURRENTLY ANTICIPATED OR THE PROCEEDS RECEIVED PURSUANT TO THE PSA PREVIOUSLY DISCLOSED ON FORM 8-K FILED BY THE PARTNERSHIP ON MARCH 21, 2017 ARE GREATER THAN CURRENTLY EXPECTED.

The Partnership’s Common Units are currently quoted on the OTC Pink Market operated by the OTC Markets Group. Following the filing of the Form 15, the Partnership anticipates its Common Units will continue to be quoted on the OTC Pink Market for a limited period, contingent upon, among other things, market makers’ demonstrating continued interest.  However, there is no assurance that trading in the Common Units will continue on the OTC Pink Market or any other medium.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “will,” “would,” “should,” “could,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “believe,” “target,” “continue,” “potential,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements.  These statements include, but are not limited to, statements about financial restructuring, PSA, and the Plan and the Partnership’s expectations of plans, goals, strategies (including measures to implement strategies), objectives and anticipated results with respect thereto.

These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances, but such assumptions may prove to be inaccurate. Such statements are also subject to a number of risks and uncertainties, many of which are beyond the control of the Partnership, which may cause the Partnership’s actual results to differ materially from those implied or expressed by the forward-looking statements.  These include risks and uncertainties relating to, among other things: the ability to confirm and consummate a plan of reorganization; the bankruptcy process, including the effects thereof on Partnership’s business and on the interests of various constituents, the length of time that the Partnership may be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; third party motions in any bankruptcy case, which may interfere with the ability to  confirm and consummate a plan of reorganization; the potential adverse effects of bankruptcy proceedings on the Partnership’s liquidity or results of operations; increased costs to execute a sale of the Partnership’s assets; risks related to the Partnership’s ability to generate sufficient cash flow and to make payments on its obligations and to execute a sale transaction; the Partnership’s ability to access funds on acceptable terms, if at all, because of the terms and conditions governing the Partnership’s indebtedness or otherwise; the uncertainty of the impact that any sale, financial restructuring or suspension of SEC filings will have on the market for the Partnership’s publicly traded securities; tax consequences of business transactions; and changes in commodity prices. Please read the Partnership’s filings with the SEC, including “Risk Factors” in the Partnership’s Annual Report on Form 10-K, and if applicable, the Partnership’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Partnership’s Investor Relations website at http://phx.corporate-ir.net/phoenix.zhtml?c=253822&p=irol-sec. or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements.  Except as required by law, the Partnership undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2017

AZURE MIDSTREAM PARTNERS, LP

By: Azure Midstream Partners GP, LLC, its General Partner

	By:	/s/ Amanda Bush
		Name:	Amanda Bush
		Title:	Chief Financial Officer